UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)        January 12, 2007
                                                   ---------------------------

                            First Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Charter)

    Missouri                      0-22842                    43-1654695
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(State or Other Jurisdiction    (Commission                (I.R.S. Employer
     of Incorporation)          File Number)             Identification No.)


142 East First Street, Mountain Grove, Missouri                 65711
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code       (417) 926-5151
                                                   ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On January 19, 2007, First Bancshares, Inc. ("Company") issued a press release announcing the appointment of Daniel P. Katzfey as President and Chief Executive Officer effective January 12, 2007. Mr. Katzfey has been serving as Interim President and Chief Executive Officer of the Company and the Bank since December 22, 2006 following the resignation of the Company's and Bank's former President and Chief Executive Officer, James W. Duncan.

For further information, see the Company's press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits

           99.1    News Release of First Bancshares, Inc. dated January 19,
                   2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2007             FIRST BANCSHARES, INC.


                                   /s/Daniel P. Katzfey
                                   -----------------------------------
                                   Daniel P. Katzfey
                                   President and Chief Executive Officer


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                                 Exhibit 99.1

                      News Release Dated January 19, 2007

                           **FOR IMMEDIATE RELEASE**

                             FIRST BANCSHARES, INC.
                            ANNOUNCES APPOINTMENT OF
                   NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mountain Grove, Missouri (January 19, 2007)   First Bancshares, Inc. (The
Nasdaq Stock Market LLC - FstBksh: "FBSI") (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that Daniel P. Katzfey was appointed as President and Chief Executive Officer of the Company and of the Bank. Mr. Katzfey joined the Bank on November 20, 2006 as Executive Vice President and Chief Lending Officer. On December 22, 2006, Mr. Katzfey was appointed as Interim President and Chief Executive Officer of the Company and the Bank following the resignation of Mr. James W. Duncan as President and Chief Executive Officer of the Company, the Bank and its affiliated entities.

Mr. Katzfey joins the Bank from Village Bank located in Springfield, Missouri, where he had served as Executive Vice President and Commercial Lender since February 2004. As Executive Vice President and Commercial Lender, he was responsible for loan review, loan administration, the credit department, loan processing and loan oversight. From May 1, 2001 to February 1, 2004 he was the Senior Loan Officer, Loan Review Officer, Compliance Officer, Internal Auditor, Security Officer and Willard Branch Manager at Sun Security Bank (formerly Citizens Home Bank) located in Greenfield, Missouri. Mr. Katzfey is a graduate of Missouri State University and has a Bachelor of Science Degree in Finance.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and ten full service branch facilities in Springfield, Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At September 30, 2006, First Bancshares, Inc. had consolidated total assets of $227.1 million and stockholders' equity of $26.4 million.

Forward-looking statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports
on Form 10-QSB and Current Reports on Form 8-K.   Accordingly, these factors
should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact Daniel P. Katzfey at (417) 926-5151.

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